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                                                                   EXHIBIT 23(C)



             CONSENT OF BEARD & COMPANY, INC., INDEPENDENT AUDITORS



     We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-26025) pertaining to the TransCore Retirement Savings Plan, of the financial statements of the TransCore Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996. We also consent to the reference to our Firm under the heading "Experts" in such Registration Statement.



                                          /s/ BEARD & COMPANY, INC.



Harrisburg, Pennsylvania


June 27, 1997